UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2013

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 23, 2013, Willis Group Holdings Public Limited Company, an Irish public limited company (“Company”), held the 2013 Annual General Meeting of Shareholders (the “2013 AGM”) at the Four Seasons Hotel in Dublin, Ireland. Proxies for the 2013 AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 158,975,918 ordinary shares (approximately 90.79% of 175,086,511 ordinary shares outstanding and entitled to vote as of May 31, 2013, the record date for the 2013 AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the 2013 AGM.

At the 2013 AGM, shareholders elected Mr. Dominic Casserley, Ms. Anna C. Catalano, Sir Roy Gardner, Sir Jeremy Hanley, Ms. Robyn S. Kravit, Ms. Wendy E. Lane, Mr. Francisco Luzón, Mr. James F. McCann, Mr. Jaymin Patel, Mr. Douglas B. Roberts, Dr. Michael J. Somers and Mr. Jeffrey W. Ubben to serve as directors until the next annual general meeting of shareholders or until his/her successor is elected and qualified.

The table below sets out the number of votes cast for and against each director, as well as abstentions and broker non-votes:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Dominic Casserley	150,720,610	30,747	513,856	7,710,705
Anna C. Catalano	147,510,964	3,238,137	516,112	7,710,705
Sir Roy Gardner	150,755,050	37,575	472,588	7,710,705
Sir Jeremy Hanley	150,757,128	37,423	470,662	7,710,705
Robyn S. Kravit	150,753,148	30,338	481,727	7,710,705
Wendy E. Lane	146,942,915	3,849,931	472,367	7,710,705
Francisco Luzón	150,622,266	171,378	471,569	7,710,705
James F. McCann	150,497,336	64,211	703,666	7,710,705
Jaymin Patel	150,621,833	171,458	471,922	7,710,705
Douglas B. Roberts	150,764,999	28,765	471,449	7,710,705
Michael J. Somers	150,686,843	106,849	471,521	7,710,705
Jeffrey W. Ubben	150,771,494	22,603	471,116	7,710,705

The shareholders also ratified the reappointment of Deloitte LLP as the Company’s independent auditors until the close of the next annual general meeting of shareholders, and authorized the Board of Directors, acting through the Audit Committee, to fix the independent auditor’s remuneration. Of the shares voted, 157,978,476 voted in favor, 531,385 voted against and 466,057 abstained.

The shareholders approved, on an advisory (non-binding) basis, the executive compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2013 AGM in accordance with the Security and Exchange Commission’s rules, including the “Compensation Discussion and Analysis,” the “Summary Compensation” table and related tables and disclosure. Of the shares voted, 134,061,593 voted in favor, 15,622,471 voted against, 1,581,149 abstained and there were 7,710,705 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Willis Group Holdings Public Limited Company Press Release issued July 23, 2013

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2013	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Adam L. Rosman
Adam L. Rosman
Group General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Willis Group Holdings Public Limited Company Press Release issued July 23, 2013